Exhibit 23.2

                         CONSENT OF INDEPENDENT AUDITORS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 4, 2000 relating to the financial statements and financial statement schedule of NN, Inc. (the "Company"), which appears in the Company's Annual Report on Form 10-K for the year ended December 31, 1999.

                              /s/     PRICEWATERHOUSECOOPERS LLP


PricewaterhouseCoopers LLP
Charlotte, North Carolina
November 28, 2000







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